Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Compass Datacenters, LLC (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

Morgan Stanley & Co. LLC

(together, the “Specified Parties”)

Re:	Compass Datacenters Issuer III, LLC and Compass Datacenters Canada Issuer III Limited Partnership, Secured Data Center Revenue Term Notes, Series 2025-3 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2.1.1.5-1 Compass New Trust Datatape 2025-3 (5.27.25).xlsx” provided by the Structuring Agent on May 27, 2025, on behalf of the Company, containing information on 17 data center lease agreements (the “Lease Agreements”) as of June 1, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Compass Datacenters Issuer III, LLC and Compass Datacenter Canada Issuer III Limited Partnership. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

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The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

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The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, and Start Date and Expiration Date were within 3 days.

•	The term “Statistical Calculation Date” means June 1, 2025.

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The term “Lease Documents” means the following documents provided by the Company for each Lease Agreement in the Data File: data center lease agreements, master service agreements, service orders, and associated amendments. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the tenants.

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The term “Tenant Rating Screenshots” means screenshots containing tenants’ (i) Standard and Poor’s (“S&P”) long term bond credit ratings, or (ii) equivalent Moody’s Investor Services (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) long term bond credit ratings where S&P ratings were not available as of the Statistical Calculation Date, provided by the Structuring Agent on May 27, 2025, on behalf of the Company.

•	The term “Source Documents” means the Lease Documents and Tenant Rating Screenshots.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Statistical Calculation Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each Lease Agreement in the Data File, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable, listed in Exhibit A. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Lease Agreements, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Lease Agreements to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease Agreements being securitized, (iii) the compliance of the originator of the Lease Agreements with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Lease Agreements that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

June 20, 2025

Exhibit A

Attributes, Source Documents and Instructions

#	Attribute Name in Data File	Source Documents	Instructions

1	Tenant Name	Lease Documents	Not Applicable (“N/A”)

2	Tenant Credit Rating	Tenant Rating Screenshot	N/A

3	Campus	Lease Documents	N/A

4	Lease Type	Lease Documents

If the Lease Documents indicate that only the landlord is responsible for the operating cost obligations, Lease Type is “MG&E.”

If the Lease Documents indicate that both the landlord and the tenant are responsible for the operating cost obligations, Lease Type is “NNN.”

5	Lease Currency	Lease Documents	N/A

6	Start Date	Lease Documents	N/A

7	Expiration Date	Lease Documents	If Expiration Date is not listed in the Lease Documents, recompute Expiration Date by adding Original Term to Start Date.

8	Payment Frequency	Lease Documents	N/A

9	Original Term (months)	Lease Documents	If Original Term is not listed in the Lease Documents, recompute Original Term as the number of months between the Start Date and Expiration Date.

10	Remaining Term (months)	Lease Documents	Recompute Remaining Term as the number of months between Statistical Calculation Date and Expiration Date.

11	Total Renewal Options (months)	Lease Documents	N/A

12	Remaining Term Incl. Renewals	Lease Documents	Recompute Remaining Term Incl. Renewals by adding Total Renewal Options to Remaining Term.

13	Capacity Leased (KW)	Lease Documents	If the Lease Documents list multiple Capacity Leased (KW) amounts under a singular capacity phase, recompute Capacity Leased (KW) by aggregating the Capacity Leased (KW) amounts listed for such capacity phase.

#	Attribute Name in Data File	Source Documents	Instructions

14	Capacity Ramped (KW)	Source Documents	N/A

15	Rent ($/KW)	Lease Documents	Recompute Rent ($/KW) by dividing (A) the total monthly rent as of the Statistical Calculation Date listed in the Lease Documents by (B) Capacity Leased (KW)

16	Escalator Rate (%)	Lease Documents	N/A